UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant☐

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

SOW GOOD INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

April 30, 2025

To the Stockholders of Sow Good Inc.,

It is my pleasure to invite you to attend Sow Good Inc.’s (the “Company”) virtual 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on Friday, June 13, 2025 at 10 a.m. (ET). At the Annual Meeting, our stockholders will be asked:

1.
To elect six directors, each to serve until the next annual meeting of the stockholders of the Company or until their successors are elected and qualified, listed in this Proxy Statement;
2.
To approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of our shares of common stock, par value $0.001 per share (the “Common Stock”), at a ratio of 1-for-3 (the “Reverse Stock Split Proposal”).
3.
To ratify the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our 2025 fiscal year;
4.
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (the “say-on-pay” vote);
5.
To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split Proposal.
6.
To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

We know of no other matters to come before the Annual Meeting. Only stockholders of record at the close of business on April 21, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and to submit your proxy card or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the accompanying proxy card. Please read the enclosed information carefully before submitting your proxy.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

By Order of the Board of Directors, /s/ Ira Goldfarb Ira Goldfarb Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON June 13, 2025

This Proxy Statement and our Annual Report for the fiscal

year ended December 31, 2024 are available on our website at www.sowginc.com under “Investors”

1440 N. Union Bower Road

Irving, Texas 75061

(214) 623-6055

PROXY STATEMENT

GENERAL INFORMATION ABOUT THE 2025 ANNUAL MEETING OF STOCKHOLDERS AND VOTING

Information About Attending the Annual Meeting

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Sow Good Inc. (the “Company,” “we,” “us” or “our”) will be held on Friday, June 13, 2025, at 10 a.m. (ET). The virtual meeting can be accessed by visiting www.virtualshareholdermeeting.com/SOWG2025. This Proxy Statement will first be sent to stockholders on or about April 30, 2025.

We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission (the “SEC”) “notice and access” rules. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.sowginc.com/sec-filings.

All references to currency in this Proxy Statement are in U.S. dollars, unless otherwise indicated.

Information About this Proxy Statement

Why You Received this Proxy Statement. You have received these proxy materials because our board of directors (the “Board”) is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares. We either (1) mailed you a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) notifying each shareholder entitled to vote at the Annual Meeting how to vote and how to electronically access a copy of this proxy statement and our Annual Report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”, together with this proxy statement, the “Proxy Materials”) or (2) mailed you a paper copy of the Proxy Materials and a proxy card in paper format. You received these Proxy Materials because you were a shareholder as of the close of business on the Record Date. If you have not received, but would like to receive, a paper copy of the Proxy Materials and a proxy card in paper format, you should follow the instructions for requesting such materials contained in the Notice of Internet Availability.

Beneficial Owners. If you hold your shares in a brokerage account, please check the information that your bank, broker or other holder of record sent to you regarding the availability of Proxy Materials electronically or in paper format.

Information About Voting

Stockholders can vote in person at the Annual Meeting or by proxy. There are two ways to vote by proxy:

•
By Internet - You can vote over the Internet by accessing http://www.proxyvote.com and following the instructions provided to you; or
•
By Mail - If you received a paper copy in the mail of the Proxy Materials and a proxy card, you can vote by mail by signing, dating and mailing your proxy card to the address provided therein.
•
By Phone – You can vote by phone by calling 1-800-690-6903 and following the instructions provided to you.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at the start of the Annual Meeting. We encourage you to submit your proxy as soon as possible (by Internet, mail or phone) even if you plan to attend the Annual Meeting in person.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record as to how to vote your shares. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting may also be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy signed by the registered holder and bring it to the Annual Meeting in order to vote.

Please note that if you hold your shares through a broker, your broker cannot vote your shares on Proposals 1, 3 and 4 unless you have given your broker specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your vote to your broker.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or withheld from all, any or none of the nominees for director and whether your shares should be voted for or against each of the other proposals. If you sign and return the proxy card without indicating your instructions, your shares will be voted as follows:

•
FOR the election of all six director nominees listed in this Proxy Statement;
•
FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our shares of Common Stock at a ratio of 1-for-3;
•
FOR the ratification of the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our 2025 fiscal year;
•
FOR the approval of the compensation of our named executive officers;
•
FOR the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2 (reverse stock split); and
•
For or against any other matter properly presented before the Annual Meeting, in the discretion of the proxies.

If you are a registered stockholder, you may revoke or change your proxy submitted before the Annual Meeting for any reason by, (1) voting in person at the Annual Meeting, (2) submitting a later-dated proxy online (your last vote before the Annual Meeting begins will be counted), or (3) sending a written revocation that is received before the Annual Meeting to the Corporate Secretary of the Company, c/o Sow Good Inc. 1440 N. Union Bower Road, Irving, TX 75061. If you are a beneficial owner of shares held in street name, you must contact the holder of record to revoke a previously authorized proxy.

Each share of our common stock is entitled to one vote. As of the Record Date, there were 11,383,060 shares of our common stock outstanding.

Quorum Requirement

A quorum is necessary to hold a valid meeting. The holders of a majority in voting power of the outstanding capital stock entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker “non-votes” are counted as present for purposes of determining whether a quorum exists. A broker “non-vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. Brokers will have discretionary voting power for the ratification of the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our 2025 fiscal year (Proposal 3), but not for voting on any other proposal on the Annual Meeting agenda.

Required Votes for Action to be Taken

Six directors have been nominated for election to our Board at the Annual Meeting. Our Amended and Restated Bylaws (the “Bylaws”) provide that directors shall be elected by a plurality vote. This means that the six director nominees receiving the highest number of “FOR” votes cast, even if less than a majority, will be elected. Abstentions and broker non-votes will have no effect on the outcome of the election.

For the approval of an amendment to our Certificate of Incorporation (the “Certificate of Incorporation”) to effect a reverse stock split of our shares of Common Stock at a ratio of 1-for-3, abstentions will have no effect as an abstention is not a vote cast.

For the ratification of the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm, the say-on-pay vote and the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2 (reverse stock split), the approval requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on such matter. Abstentions will have the effect of voting “AGAINST” these proposals. There are no broker non-votes for the ratification of the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm. The following table summarizes the votes required for passage of each proposal under our governing documents and Delaware law:

Brokers and custodians cannot vote uninstructed shares on your behalf in director elections and compensation related proposals. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal		Votes required for approval	Abstentions*	Broker non-votes
1.	Election of the six director nominees	A plurality of the votes cast (the six nominees receiving the highest number of “FOR” votes cast will be elected)	No impact (*for a vote to “Withhold”)	No impact
2.	Approval of an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of 1-for-3	Majority of shares present in person or represented by proxy and entitled to vote	No impact (*for a vote to “Withhold”)	No impact
3.	Ratification of the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our 2024 fiscal year	Majority of shares present in person or represented by proxy and entitled to vote	Same as a vote “Against”	No broker non-votes (uninstructed shares voted in the broker’s discretion)

4.	Say-on-pay vote	Majority of shares present in person or represented by proxy and entitled to vote	Same as a vote “Against”	No impact
5.	Approval of Adjournment Proposal	Majority of shares present in person or represented by proxy and entitled to vote	Same as a vote “Against”	None Expected (vote against if there are broker non-votes)

Other Business to be Considered

Our Board does not intend to present any business at the Annual Meeting other than the proposals described in this Proxy Statement and knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, your proxies will act on such matter in their discretion.

Information About the Company

Sow Good Inc. is a Delaware corporation headquartered in Irving, Texas. We refer to Sow Good Inc. as the “Company,” “us,” “we” or “our” in this Proxy Statement.

Smaller Reporting Company

Because the Company qualifies as a “smaller reporting company” under the SEC rules, the Company has elected to prepare this proxy statement and other annual and periodic reports as a “Smaller Reporting Company” pursuant to the rules of the SEC. Under the scaled disclosure obligations, the Company is not required to provide, among other things, Compensation Discussion and Analysis and certain other tabular and narrative disclosures relating to executive compensation.

CORPORATE GOVERNANCE

Board of Directors

Our business and affairs are managed under the direction of our Board of Directors (the “Board”). We currently have six directors, who are elected annually. Our current directors will continue to serve as directors until the next annual meeting of the stockholders of the Company or until their resignation, removal or successor is duly elected. No director is required to make any specific amount or percentage of his or her business time available to us. Each of our officers intends to devote such amount of his or her time to our affairs as is required or deemed appropriate.

Director Independence

We currently have four independent directors on our Board. We use the definition of “independence” found in the Listing Rules of the Nasdaq Stock Market (“Nasdaq”) to make this determination. Nasdaq provides that an “independent director” is a person other than an executive officer or employee of a company or any other individual having a relationship which, in the opinion of the company’s Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The rules provide that a director cannot be considered independent if:

•
the director is, or at any time during the past three years was, an employee of the Company;
•
the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:
(i)
compensation for board or board committee service;
(ii)
compensation paid to a Family Member who is an employee (other than an Executive Officer) of the Company; or
(iii)
benefits under a tax-qualified retirement plan, or non-discretionary compensation;
•
the director is a family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;
•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officer of the Company served on the compensation committee of such other entity;
•
the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater, other than(i) payments arising solely from investments in the Company’s securities, or (ii) payments under non-discretionary charitable contribution matching programs;
•
the director or a family member of the director is employed as an executive officer of another entity where at any time during the past three years any of the Executive Officers of the Company serve on the compensation committee of such other entity; or
•
the director or a family member of the director is a current partner of the Company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director and will review the independence of any new directors based on information provided by each director concerning their background, employment, and affiliations, in order to make a determination of independence. Our Board has determined that the following four directors are independent:

1.
Lyle Berman
2.
Chris Ludeman
3.
Joe Mueller
4.
Edward Shensky

Board Leadership Structure

Our Board has no formal policy with respect to separation of the positions of Chairman of the Board and Chief Executive Officer or with respect to whether the Chairman of the Board should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time based on the position and direction of the Company and the membership of the Board. The Board has determined that having Ira Goldfarb serve as Chairman of the Board and Claudia Goldfarb as the Chief Executive Officer is in the best interest of the Company’s stockholders at this time. The Company does not have a lead independent director.

Advisory Panel

The Company has an informal Advisory Panel consisting of three members with extensive experience in the finance, manufacturing and sales industries that provide guidance to the Company in these areas.

Code of Ethics and Conduct

Our Board has adopted a code of ethics and conduct for all employees, including our executive and senior financial officers. The code of ethics and conduct is available on the investors portion of our websites at www.thisissowgood.com and www.sowginc.com. Our website and the contents therein or connected thereto are not intended to be incorporated into this Proxy Statement.

Annual Meeting Attendance

Each of the directors attended the annual meeting held in 2024. The Company did not hold an annual meeting of stockholders in 2023. The Board will encourage directors to attend annual meetings in the future.

Risk Management

Our Board believes that risk management is an important component of the Company’s corporate strategy. The Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through its interactions with management and committee reports about risks we currently face, as well as the most likely areas of future risk, in the course of our business including economic, financial, operational, legal and regulatory risks.

Communications with the Board of Directors

Stockholders and other interested persons seeking to communicate directly with the Board, the independent directors as a group or the audit committee of the Board (the “Audit Committee”), should submit their written comments c/o Corporate Secretary at our principal executive offices at 1440 N Union Bower Rd, Irving, TX 75061 and should indicate in the address whether the communication is intended for the Chairman of the Board, the Independent Directors or a Committee Chair. The Chairman of the Board will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. At the direction of the Board, we reserve the right to screen all materials sent to its directors for potential security risks, harassment purposes or routine solicitations.

Delinquent Section 16(a) Reports

For the fiscal year ended December 31, 2024, we believe that, under the SEC’s rules and based solely upon our review of the copies of the Forms 3, 4 and 5 furnished to us, or written representations from certain reporting persons, any such reports have been filed in a timely manner with the following exceptions:

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The Form 5 filed on February 9, 2024, correcting the number of securities Claudia Goldfarb beneficially owned in 2023.
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The Form 5 filed on February 9, 2024, correcting the number of securities Ira Goldfarb beneficially owned in 2023.
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The Form 5 filed on February 9, 2024, correcting the number of securities Chris Ludeman beneficially owned in 2023.
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The Form 5 filed on February 9, 2024, correcting the number of securities Joe Mueller beneficially owned in 2023.
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The Form 5 filed on February 1, 2024, correcting the number of securities Bradley Berman beneficially owned in 2023.
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The Form 5 filed on February 1, 2024, correcting the number of securities Lyle Berman beneficially owned in 2023.
•
Benno Fischer filed a delinquent Form 3 on April 12, 2024 after he became a 10% holder on November 21, 2023, and filed a delinquent Form 4 on April 12, 2024 for transactions on February 9, 2024 and March 28, 2024.

Qualifications, Attributes, Skills, and Experience Represented on the Board

The Board has identified qualifications, attributes, skills, and experience that are important to be represented on the Board as a whole, in light of our current needs and business priorities. The Board believes that each director is a recognized person of high integrity with a proven record of success in his field. Each director demonstrates innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of various cultures and a commitment to the business and operations of the Company. The Board has assessed the intangible qualities including the director’s ability to ask difficult questions and, simultaneously, to work collegially.

Mr. Ira Goldfarb, who acts in an officer capacity under the title Executive Chairman and is Chairman of the Board, is Mrs. Claudia Goldfarb’s spouse. Mrs. Claudia Goldfarb is our Chief Executive Officer. There are no other family relationships among our current directors and executive officers. There is no arrangement or understanding between or among our executive officers and directors pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan, or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board.

Our directors and executive officers have not, during the past ten years:

•
had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time;
•
been convicted in a criminal proceeding and is not subject to a pending criminal proceeding;
•
been subject to any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently, or temporarily enjoining, barring, suspending, or otherwise limiting his involvement in any type of business, securities, futures, commodities, or banking activities; or
•
been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Policies and Procedures for Related Person Transactions

All related party transactions which are material are voted upon by the disinterested members of our Board. The Audit Committee is responsible for evaluating each such related party transaction and making a recommendation to the disinterested members of the Board as to whether the transaction at issue is fair, reasonable, and within our policy and whether it should be approved and ratified. The Audit Committee, in making its recommendation, will consider various factors, including the benefit of the transaction to us, the terms of the transaction and whether they are at arm’s length and in the ordinary course of business, the direct or indirect nature of the related person’s interest in the transaction, the size and expected term of the transaction, and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. The Audit Committee will review, at least annually, a summary of our material transactions with our directors and officers, as well as any other material related party transactions.

Insider Trading Policy

We have adopted an Insider Trading and Communications Policy which governs the purchase, sale, and other dispositions of our securities by directors, officers and employees that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. The Insider Trading Policy is filed as an exhibit to our most recent Annual Report on Form 10-K.

Hedging Policy

Under the Company’s Insider Trading Policy, no officer, director or employee (or any of their family members or affiliates) of the Company shall, at any time, engage in any transactions involving any hedging or monetization transactions, including but not limited to zero-cost collars, prepaid variable forwards, equity swaps, puts, calls, collars, forwards or other derivative instruments with material non-public information and/or outside a trading window in accordance with the Company’s Insider Trading Policy.

Clawback Policy

The Board has adopted a clawback policy (the “Clawback Policy”) that complies with the final SEC regulations mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Nasdaq Listing Rule 5608. The Clawback Policy provides for recoupment of incentive compensation in the event of an accounting restatement resulting from noncompliance with financial reporting requirements under federal securities laws. The policy applies to current and former executives and requires reimbursement or forfeiture of any excess incentive compensation received by an executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement

Communications with the Board of Directors

Our Board desires that the views of our stockholders be heard by the Board, its committees, or individual directors, as applicable, and that appropriate responses be provided to stockholders on a timely basis. Stockholders wishing to formally communicate with our Board, any Board committee, the independent directors as a group, or any individual director, may send communications directly to us at Sow Good Inc., 1440 N. Union Bower Road, Irving, TX 75061, Attention: Chief Financial Officer. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication is addressed. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act, Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Process for Recommending or Nominating Potential Director Candidates

Nominees for directorship are recommended to the Board by our nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”), or by stockholders in accordance with the Nominating and Corporate Governance Committee charter. An invitation to join the Board will generally be extended by our Chairman of the Board and Chief Executive Officer. The Board seeks candidates who possess the background, skills, experience, expertise, integrity, and degree of commitment necessary to make a significant contribution to the Board. In connection with its evaluation of a nominee, the Board takes into account all applicable laws, rules, regulations and listing standards and considers other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and non-employee or independent directors, the need for Audit Committee expertise, and its evaluation of other prospective nominees.

The Nominating and Corporate Governance Committee has a policy in place for the consideration of director candidates recommended by stockholders. To submit recommendations for nomination of director candidates to the Board, stockholders must submit the recommendation in writing to the Nominating and Corporate Governance Committee or the corporate secretary at the Company’s principal offices. Such submission must include the information set forth therein with respect to the recommending stockholders and the proposed nominee. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the information statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company’s proxy statement for the annual meeting of stockholders for the current year.

The Nominating and Corporate Governance Committee may retain, as appropriate, search consultants and other advisors to assist in identifying qualified director candidates. The Nominating and Corporate Governance Committee will generally look for individuals who have the following minimum qualifications: high ethical standards, integrity, sound business judgment, no conflicts of interest, achievement in one or more filed of business, business understanding and a willingness to devote adequate time to Board duties.

The Nominating and Corporate Governance Committee routinely reviews Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Nominating and Corporate Governance Committee may consider certain factors related specifically to our business when identifying, considering and evaluating a potential candidate, including, but not limited to:

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Knowledge of the consumer-packaged goods, freeze drying and/or confectionary industry;
•
Accounting or related financial management expertise;
•
Experience executing growth and merger and acquisition strategies, to support any strategic plans for growth through acquisitions for the Company;
•
International exposure and diversity of cultural background and experience with global markets; and
•
Leadership experience at an executive level with understanding of the development and implementation of strategies.

The Nominating and Corporate Governance Committee has not assigned specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Nominating and Corporate Governance Committee considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity. Continuing directors are evaluated by the Nominating and Corporate Governance Committee in the same way, including the continuing director’s past contributions to the Board in such evaluation.

The Nominating and Corporate Governance Committee Charter contains provisions for the consideration of diversity in identifying nominees for directors. The Board believes directors should be selected so that the Board is a diverse body. In order to achieve this result, the Board seeks nominees who reflect differences of viewpoint, professional experience, education, skill and other individual qualities and attributes that it believes will strengthen the Board as a whole.

Availability of Committee Charters and SEC Filings

The charters adopted by the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available on EDGAR and on our website at www.sowginc.com/governance-documents/. Information appearing on our website is not incorporated by reference into this proxy statement.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid or accrued by us to our directors that are not Named Executive Officers for the years ended December 31, 2024.

Name	Fees Earned or Paid in Cash	Stock Award	Option Awards	Non-Equity Incentive Compensation	Change in Pension Value and Nonqualified Deferred Earnings	All other Compensation	Total
Bradley Berman*	$-	$50,000	$-	$-	$-	$-	$50,000
Chris Ludeman	$-	$56,244	$-	$-	$-	$-	$56,244
Lyle Berman	$-	$50,000	$-	$-	$-	$-	$50,000
Joe Mueller	$-	$50,000	$-	$-	$-	$-	$50,000
Edward Shensky	$-	$50,000	$-	$-	$-	$-	$50,000

*Mr. Berman is no longer a member of our Board as of December 31, 2024.

Our non-employee directors did not receive any cash compensation for their service as a non-employee director during the years ended December 31, 2024.

On January 10, 2024 we issued Mr. Bradley Berman 1,267 shares of common stock for annual director services. The fair value of the common stock based on the closing price of the Company’s common stock on the date of grant was $10,389. On February 9, 2024, we issued Mr. Bradley Berman 4,083 shares of common stock for annual director services. The fair value of the common stock was $39,611 based on the closing price of the Company’s common stock on the date of grant. Mr. Bradley Berman’s stock compensation totaled $50,000 for the year ended December 31, 2024.

On January 10, 2024 we issued Mr. Lyle Berman 1,267 shares of common stock for annual director services. The fair value of the common stock based on the closing price of the Company’s common stock on the date of grant was $10,389. On February 9, 2024, we issued Mr. Lyle Berman 4,083 shares of common stock for annual director services. The fair value of the common stock was $39,611 based on the closing price of the Company’s common stock on the date of grant. Mr. Lyle Berman’s stock compensation totaled $50,000 for the year ended December 31, 2024.

On January 10, 2024 we issued Mr. Chris Ludeman 1,267 shares of common stock for annual director services and an additional 759 shares of common stock for his service as the audit committee chair. The fair value of the common stock based on the closing price of the Company’s common stock on the date of grant was $16,613. On February 9, 2024, we issued Mr. Ludeman 4,083 shares of common stock for annual director services. The fair value of the common stock was $39,611 based on the closing price of the Company’s common stock on the date of grant. Mr. Ludeman’s stock compensation totaled $56,224 for the year ended December 31, 2024.

On January 10, 2024 we issued Mr. Joe Mueller 1,267 shares of common stock for annual director services. The fair value of the common stock based on the closing price of the Company’s common stock on the date of grant was $10,389. On February 9, 2024, we issued Mr. Mueller 4,083 shares of common stock for annual director services. The fair value of the common stock was $39,611 based on the closing price of the Company’s common stock on the date of grant. Mr. Mueller’s stock compensation totaled $50,000 for the year ended December 31, 2024.

On January 10, 2024 we issued Mr. Edward Shensky 1,233 shares of common stock for annual director services. The fair value of the common stock based on the closing price of the Company’s common stock on the date of grant was $10,389. On February 9, 2024, we issued Mr. Shensky 4,112 shares of common stock for annual director services. The fair value of the common stock was $39,611 based on the closing price of the Company’s common stock on the date of grant. Mr. Shensky’s stock compensation totaled $50,000 for the year ended December 31, 2024.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has established the following committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each of the committees reports to the Board. Members serve on these committees until their resignation or until otherwise determined by our Board. The composition, duties and responsibilities of these committees are set forth below.

Our Board has affirmatively determined that all of the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees are independent as defined under Nasdaq listing standards. The Board also has determined that all members of the Audit Committee meet the independence requirements contemplated by Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in determining the independence of all members of our Compensation Committee, the Board took into account the additional independence considerations required by Nasdaq listing rules and Rule 10C-1 of the Exchange Act relating to Compensation Committee service.

The composition, duties and responsibilities of these committees are set forth below:

Audit Committee. Our audit committee consists of Edward Shensky, Lyle Berman and Chris Ludeman. Our Board has determined that satisfies the independence requirements under listing standards and Rule 10A-3(b)(1) of the Exchange Act. The chair of our audit committee is Chris Ludeman, who our Board has determined is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The principal duties and responsibilities of our audit committee include, among other things:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
helping to maintain and foster an open avenue of communication between management and the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and full fiscal year operating results;
•
developing and regularly reviewing “whistle-blower” procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing our policies on risk assessment and risk management;
•
reviewing related party transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes its internal controls environment and procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

The Board has approved a written charter under which the Audit Committee operates. A copy of the charter is available free of charge on the Company’s website at www.sowginc.com. Information appearing on our website is not incorporated by reference into this Proxy Statement.

Compensation Committee. The Board has delegated to the Compensation Committee the authority to, among other things, make recommendations to the Board relating to compensation of the Company’s executives and officers, produce an annual report on executive compensation, review management recommendations relating to compensation policies, retain independent consultants and other experts, make recommendations to the Board with respect to incentive compensation plans, and take other such actions as may be requested or required by the Board from time to time. As a smaller reporting company, the Company is exempt from the requirements of providing a Compensation Committee report.

The current members of the Compensation Committee are Lyle Berman and Chris Ludeman, with Lyle Berman serving as chair of the Compensation Committee. All of the members of the Compensation Committee are independent within the meaning of the federal securities laws and the meaning of the Nasdaq Rules with respect to compensation committee membership. At no time have any of the members of our Compensation Committee served as an officer or employee of the Company. None of our executive officers currently serves, or in the past year has served, as a member of the Board or compensation committee of any other entity that has one or more executive officers on our Board or Compensation Committee. The Board has approved a written charter under which the Compensation Committee operates. A copy of the charter is available free of charge on the Company’s website at www.sowginc.com. Information appearing on our website is not incorporated by reference into this Proxy Statement.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, assisting the Board by identifying qualified candidates for director, and recommending to the Board the director nominees for the next annual meeting of stockholders, leading the Board in its annual review of the Board’s performance, recommending to the Board director nominees for each Board committee and developing and recommending to the Board corporate governance guidelines applicable to the Company.

The current members of the Nominating and Corporate Governance Committee are Lyle Berman, Joe Mueller and Edward Shensky, with Edward Shensky serving as the chair of the Nominating and Corporate Governance Committee. All of the members of the Nominating and Corporate Governance Committee are independent within the meaning of Nasdaq Rules. The Board has approved a written charter under which the Nominating and Corporate Governance Committee operates. A copy of the charter is available free of charge on the Company’s website at www.sowginc.com. Information appearing on our website is not incorporated by reference into this Proxy Statement.

Meetings of the Board of Directors

In fiscal year 2024, our Board met 6 times, the Audit Committee met 5 times, the Compensation Committee met 4 times and the Nominating and Corporate Governance Committee met 3 times. In addition, during the last fiscal year, all directors attended at least 75% of the aggregate of (1) the number of meetings of the Board (held during the period for which he or she has been a director) and (2) the number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served). It is the policy of our Board that all directors should attend the annual meeting of stockholders unless unavoidably prevented from doing so by unforeseen circumstances.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Board is nominating six (6) directors for election to serve until the next annual meeting or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

The directors are currently Ira Goldfarb, Claudia Goldfarb, Lyle Berman, Chris Ludeman, Joe Mueller and Edward Shensky. Each of the nominees listed below has agreed to stand for election and has indicated he or she is willing to serve as a member of the Board. There are no family relationships among our current directors and director nominees, or between our directors, director nominees and executive officers, other than as described above with respect to the marital relationship of Mr. Ira Goldfarb and Mrs. Claudia Goldfarb. Ages are as of the date of the Annual Meeting.

Ira Goldfarb	Director since 2020

Ira Goldfarb, age 67, has served as our Executive Chairman and Chairman of the Board of Directors since October 2020. Prior to that, from January 2012 until July 2020, Mr. Goldfarb founded and served as Chief Executive Officer of Prairie Dog Pet Products, LLC. Mr. Goldfarb also served as Chief Executive Officer of PGT Holdings from 2010 until 2012, and served as Chief Executive Officer of DS Retail Holdings, LLC, from 2006 until 2009. In 2009, Mr. Goldfarb co-founded Operation Ava Inc., one of the largest cat and dog rescue groups in Pennsylvania. Mr. Goldfarb attended the Fashion Institute of Technology in New York, New York. Mr. Goldfarb is the husband of Mrs. Claudia Goldfarb, who is our Chief Executive Officer. Mr. Goldfarb was selected to serve on our Board of Directors due to his history with the Company and extensive business, operational and management experience in the consumer-packaged goods industry.

Claudia Goldfarb	Director since 2020

Claudia Goldfarb, age 50, has served as our Chief Executive Officer since October 2020, and served as our interim Chief Financial Officer from April 2022 until November 2023, and from March 2024 until April 2024. Prior to that, Mrs. Goldfarb served as President and Chief Operating Officer of Prairie Dog Pet Products, LLC between January 2010 and July 2020. From 2010 until 2012, Mrs. Goldfarb also served as Chief Operating Officer of PGT Holdings. Mrs. Goldfarb attended St. Mary’s University in San Antonio, Texas to pursue an accounting degree. Mr. Ira Goldfarb, who is our Executive Chairman and Chairman of the Board of Directors, is Mrs. Claudia Goldfarb’s husband. Mrs. Goldfarb was selected to serve on our Board of Directors due to her history with the Company and extensive product development, manufacturing and implementation experience in the consumer-packaged goods industry.

Lyle Berman	Director since 2020

Lyle Berman, age 83, has been a director of Sow Good Inc. since October 2020 and has served as chair of the Compensation Committee since April 2024. From 1999 until 2015, Mr. Berman served as Chairman of the Board and Chief Executive Officer of Lakes Entertainment Inc. From 1993 until 2000, Mr. Berman served as Chief Executive Officer of Rainforest Café, Inc., and from 1991 until 1998, Mr. Berman served as the Chairman of the Board of Directors of Grand Casinos, Inc. Mr. Berman holds a degree in Business Administration from the University of Minnesota. Mr. Lyle Berman is the father of one of our former directors, Mr. Bradley Berman. Mr. Berman was selected to serve on our Board of Directors because of his experience as a chief executive officer and his knowledge of public and private companies. With a proven track record of success and a wealth of experience, Lyle Berman brings invaluable insights and leadership qualities that can significantly benefit any company’s Board of Directors.

Chris Ludeman	Director since 2021

Chris Ludeman, age 66, has served as a Director and Chairman of the Audit Committee since January 2021. From March 2011 until January 2025, Mr. Ludeman served as Global President of Capital Markets at CBRE, where he also served as a member of the Global Operating Committee and on the Americas Operations Management Board. Mr. Ludeman holds a Bachelor of Arts degree from the University of California, Santa Barbara. Mr. Ludeman was selected to serve on our Board of Directors because of his extensive management and institutional investor experience as well as his knowledge of capital markets.

Joe Mueller	Director since 2022

Joe Mueller, age 55, has served as a Director since April 2022. Since September 2019, Mr. Mueller has served as Vice President of Industry and Customer Development for Kellogg Company. Prior to that, from March 2015 until September 2019, Mr. Mueller served as Kellogg Company’s Vice President, Walmart Snacks Team. Mr. Mueller also serves as a board member for the American Heart Association. Mr. Mueller earned his Bachelor of Science degree in Marketing and Management from Missouri State University and completed his MBA from the University of Phoenix. Mr. Mueller was selected to serve on our Board of Directors due to his extensive experience in the consumer-packaged goods industry.

Edward Shensky	Director since 2024

Edward Shensky, age 73, has served as a Director since January 2024 and as chair of the Nominating and Corporate Governance Committee since April 2024. Mr. Shensky has been a senior shareholder at Stark & Stark full-service law firm providing legal services across more than 30 practice areas since 2017. Prior to that, Mr. Shensky was an equity holder at Stark & Stark from 2007 until 2017. Mr. Shensky headed the medical malpractice and personal injury group in Yardley, Pennsylvania and was instrumental in expanding the firm’s litigation team in those practice areas. Mr. Shensky received his B.A. from Temple University in 1973 and received his juris doctorate degree from Temple University Law School in 1978. Mr. Shensky was selected to serve on our Board of Directors because of his legal experience and prior experience serving on the risk management board for a UK-based manufacturing company and the Strategic Planning Committee for a major charitable organization headquartered in Pennsylvania.

Our Board of Directors recommends that you vote “FOR”

the election of each of the director nominees.

PROPOSAL TWO: REVERSE STOCK SPLIT

We are asking stockholders to approve a proposed amendment to our Certificate of Incorporation that would authorize the Board to effect a reverse stock split of our Common Stock at a ratio of 1-for-3 (the “Reverse Stock Split”). Our Board has adopted resolutions unanimously approving and declaring advisable the amendment to our Certificate of Incorporation relating to the Reverse Stock Split and recommends that our stockholders approve the amendment. The language of the proposed amendment to our Certificate of Incorporation which would effect the Reverse Stock Split is attached to this proxy statement as Appendix A. The text of the proposed amendment is subject to revision to include changes as may be required by the Secretary of the State of Delaware and as our Board deems necessary or advisable to effect the proposed amendment of our Certificate of Incorporation and the Reverse Stock Split.

We are seeking stockholder approval of the Reverse Stock Split primarily to give the Company a means to attempt to increase the per share market price of our Common Stock to help support the continued listing of our Common Stock on Nasdaq, including with respect to the minimum per share bid price requirements for continued listing on The Nasdaq Capital Stock Market LLC (“Nasdaq”). To maintain listing, Nasdaq requires, among other things, that our Common Stock maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Rule”). On April 24, 2025, the closing price for our Common Stock on Nasdaq was $0.65 per share. Our Board believes that the proposed Reverse Stock Split is a potentially effective means to help support the continued compliance with Nasdaq’s Minimum Bid Price Rule or regain compliance with Nasdaq’s Minimum Bid Price Rule should our share price fall below the Nasdaq Minimum Bid Price Rule in the future, and to avoid, or at least mitigate, the likely adverse consequence of our Common Stock being delisted from Nasdaq.

If our stockholders approve this Proposal 2, then our Board may decide to implement the Reverse Stock Split and cause an amendment to the Certificate of Incorporation to be filed with the Delaware Secretary of State and effect the Reverse Stock Split. The amendment provides that every 3 shares of our Common Stock will be combined into one share of our Common Stock or a ratio of 1- for-3. Following the stockholders’ approval of this Proposal 2, no further action on the part of the stockholders will be required to either implement or abandon the Reverse Stock Split and the Board may effect and implement the Reverse Stock Split at any time prior to our 2026 Annual Meeting of Stockholders even if the share price of our Common Stock has not decreased below its current trading price and even if the Company is in compliance with Nasdaq’s Minimum Bid Price Rule.

In addition, our Board also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment of the Certificate of Incorporation, to abandon the proposed amendment at any time (without further action by our stockholders) before the amendment of the Certificate of Incorporation is filed with the Secretary of State of the State of Delaware and becomes effective. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Certificate of Incorporation, including but not limited to, overall trends in the stock market, the historical trading price and trading volume of our Common Stock, recent changes and anticipated trends in the per-share market price of our Common Stock, requirements and/or guidance of Nasdaq, business developments, our actual and projected stock price performance and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short and long-term.

As of April 21, 2025, there were 11,383,060 shares of our Common Stock issued and outstanding. Based on such number of shares of our Common Stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split, we would have approximately 3,794,353 issued and outstanding shares of stock as described under the caption “Effects of the Reverse Stock Split - Effect on Shares of Common Stock.” The Reverse Stock Split would not change the number of authorized shares of our Common Stock or the relative voting power of such holders of our outstanding Common Stock. Because the proposed amendment does not include a proportionate decrease to the number of authorized shares of Common Stock, the relative number of authorized but unissued shares of our Common Stock would materially increase and would be available for issuance by the Company if the Reverse Stock Split is effected. The Reverse Stock Split, if effected, would affect all holders of our Common Stock uniformly.

No fractional shares of our Common Stock would be issued as a result of the Reverse Stock Split. All shares of Common Stock (including fractions thereof) held by a holder immediately prior to the Reverse Stock Split shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share. Any fractional share resulting from such aggregation of Common Stock upon the Reverse Stock Split shall be rounded up and converted to the nearest whole share of Common Stock. The Reverse Stock Split will not affect any holder of Common Stock’s proportionate voting power (subject to the treatment of fractional shares), and all shares of Common Stock will remain fully paid and non-assessable. The par value of our Common Stock would continue to be $0.001 per share (see “Effects of the Reverse Stock Split - Effect on Stated Capital”).

You should keep in mind that the implementation of the Reverse Stock Split does not have an effect on the intrinsic value of our business or your ownership and that, in many cases, the market price of a Company’s common stock may decline following a Reverse Stock Split.

Reasons for the Reverse Stock Split

Our primary objective in effectuating the Reverse Stock Split would be to attempt to raise the per-share trading price of our Common Stock to help support compliance with Nasdaq’s continued listing requirements. To maintain listing, Nasdaq requires, among other things, that our Common Stock maintain a minimum closing bid price of $1.00 per share. Currently, we meet the Minimum Bid Price Rule. Although the per share trading price of our Common Stock is currently above the Minimum Bid Price Rule, we believe that approval of this Proposal 2 would reduce the Company’s risk of not meeting, or, if applicable, regaining compliance with, this continued listing standard in the future because it will provide the Board with the flexibility to effect the Reverse Stock Split to attempt to increase the trading price of our Common Stock. However, in the future, the trading price of our Common Stock may decrease and/or may remain low, and we may not be in compliance, we may not be able to regain compliance or we may remain at risk of not complying with the Minimum Bid Price Rule or other Nasdaq continued listing standards. Between April 24, 2024 and April 24, 2025, our Common Stock has traded between a low of $0.53 and a high of $24.83 per share. On April 24, 2025, the closing price for our Common Stock on Nasdaq was $0.65 per share.

Should our share price decline in the future, we expect that the Reverse Stock Split would increase the bid price per share of our Common Stock above the $1.00 per share minimum price for the required number of days, thereby satisfying this listing requirement, however, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to maintain the listing of our Common Stock on Nasdaq for any particular duration. We are not aware of any present efforts by anyone to accumulate our Common Stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that a low per-share market price of our Common Stock impairs its marketability to, and acceptance by, some institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, some investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at some brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. While the presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our Common Stock but also its trading liquidity, we cannot assure you that, if the Reverse Stock Split is implemented, our Common Stock would be more attractive to institutional investors and other long-term investors. In addition, these factors may affect our ability to raise additional capital through the sale of our securities.

We believe that the decrease in the number of shares of our outstanding Common Stock because of the Reverse Stock Split, and the anticipated increase in the price per share, could promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effectuated. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our performance.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our Common Stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time.

Should our Common Stock price decline in the future, we believe the Reverse Stock Split would be the most likely way to support the price of our Common Stock in reaching the Minimum Bid Price Rule required by Nasdaq, although effecting the Reverse Stock Split cannot guarantee that we would be in compliance with the Minimum Bid Price Rule for even the minimum 10-day trading period or at all. Further, the Reverse Stock Split cannot guarantee we would be in compliance with the other criteria required to maintain our listing on Nasdaq.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board also considered potential negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; the costs associated with implementing a reverse stock split; and, potentially, that the Reverse Stock Split may not enable us to demonstrate at least 10 consecutive days of compliance with Nasdaq’s Minimum Bid Price Rule prior to the expiration of the deadline to be in compliance in the event our Common Stock price declines in the future and we are not in compliance with Nasdaq’s Minimum Bid Price Rule.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if the Board determines it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Criteria the Board May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split following the receipt of stockholder approval, the Board may consider various factors, including but not limited to:

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the historical trading price and trading volume of our Common Stock;
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the need to maintain compliance with the Nasdaq listing standards and the Minimum Bid Price Rule;
•
the then-prevailing trading price and trading volume of our Common Stock;
•
our projected stock price performance;
•
the expected impact of the Reverse Stock Split on our Common Stock in the short- and long-term;
•
the listing requirements, other rules and guidance from Nasdaq;
•
the number of shares of our Common Stock outstanding;
•
business developments; and
•
prevailing general market, legal and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot confirm that implementing the Reverse Stock Split will increase our stock price or accomplish our objectives.

We expect that, if implemented, the Reverse Stock Split will increase the market price of our Common Stock; however, the effect of the Reverse Stock Split on the market price, liquidity or marketability of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies in our industry is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our Common Stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of Common Stock following the Reverse Stock Split. Furthermore, the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks.

In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.

The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above. In addition, the continued listing requirements of Nasdaq include a minimum number of shares that must be in the public float and minimum number of “round lot” holders, and even if the market price per post-Reverse Stock Split share of Common Stock is in excess of $1.00 per share if the Reverse Stock Split is implemented, we could be subject to delisting due to a failure to meet such requirements.

The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, resulting in there being relatively more authorized shares of Common Stock available for issuance after the Reverse Stock Split, which shares may be issued by the Board in its discretion. The Board from time to time may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board authorizes the issuance of additional shares of Common Stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Effective Time

The effective time of the Reverse Stock Split and the amendment to the Certificate of Incorporation effecting such Reverse Stock Split (the “Effective Time”), if approved and adopted by the stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment to the Certificate of Incorporation that is filed with the Delaware Secretary of State.

If, at any time prior to the Effective Time, the Board, in its discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should the Board elect to implement it, each stockholder would own a reduced number of shares of Common Stock. However, the Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage of ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share as described below. Voting rights and other rights and preferences of the holders of our Common Stock would not be impacted by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to the Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after the Reverse Stock Split (assuming there is no impact as a result of the treatment of fractional shares). The number of stockholders of record would not be impacted by the Reverse Stock Split.

The principal effects of the Reverse Stock Split would be that:

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each 3 shares of our Common Stock owned by a stockholder would be combined into one new share of our Common Stock;
•
no fractional shares of Common Stock would be issued in connection with the Reverse Stock Split, instead, any fractional share resulting from the aggregation of Common Stock for purposes of determining whether the Reverse Stock Split would result in the issuance of a fractional share, upon the Reverse Stock Split, shall be rounded up and converted to the nearest whole share of Common Stock;
•
by reducing the number of shares of Common Stock outstanding without reducing the number of authorized shares of Common Stock, the Reverse Stock Split would effectively increase the relative number of authorized but unissued shares, which the Board may use in connection with future financings or other issuances;
•
based upon the Reverse Stock Split ratio, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards and Common Stock warrants with respect to the number of shares of Common Stock subject to such award or warrant and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards and warrants;
•
the number of shares of Common Stock authorized under the 2016 Non-Qualified Stock Option Plan (the “2016 Plan”), the Black Ridge Oil & Gas, Inc. 2018 Management Incentive Plan (the “2018 Plan”), the 2020 Stock Incentive Plan, as amended (the “2020 Plan”), and the 2024 Stock Incentive Plan (the “2024 Plan” and, collectively with the 2016 Plan, 2018 Plan and 2020 Plan, the “Equity Plans”) will be proportionately adjusted for the Reverse Stock Split ratio; and
•
the number of stockholders owning “odd lots” of less than 100 shares of our Common Stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

However, we believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock

For the purposes of providing an example of the effect of the Reverse Stock Split on our Common Stock, the following table contains approximate information (without accounting for the settlement of fractional shares), based on share information as of April 21, 2025 of the effect of a Reverse Stock Split at a ratio of 1-for-3 on the number of shares of our Common Stock authorized, outstanding, reserved for future issuance and not outstanding or reserved.

The numbers below are provided for illustrative purposes only, and actual results will vary depending on the variations in our issued Common Stock, equity-linked securities, holders with fractional shares and other factors:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but not Outstanding or Reserved
Pre-Reverse Stock Split	500,000,000	11,383,060	3,309,572	485,307,368
Post-Reverse Stock Split	500,000,000	3,794,353	1,103,191	495,102,456

After the Effective Time of the Reverse Stock Split, our securities, including our Common Stock, would have new CUSIP numbers.

Effect on our Authorized Preferred Stock

The Reverse Stock Split, if implemented, would not affect the total authorized number of shares of our preferred stock or the par value of shares of our preferred stock, none of which are currently outstanding or reserved for issuance.

Effect on Outstanding Equity Awards, Warrants, and Equity Plans

If the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, proportionate adjustments will be made to all then-outstanding equity awards and Common Stock warrants with respect to the number of shares of Common Stock subject to such award or warrant and the exercise price thereof. In addition, the number of shares of Common Stock available for issuance under the Equity Plans will be proportionately adjusted for the Reverse Stock Split ratio, such that fewer shares will be subject to such plans.

Effect on our Stated Capital

The Reverse Stock Split will not affect the par value of our Common Stock. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to the Common Stock would be reduced to one-third of its present amount, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged. The per share net income or loss and net book value of our Common Stock would be retroactively increased for each period because there would be fewer shares of our Common Stock outstanding.

The amendment to our Certificate of Incorporation would not change the terms of our Common Stock. The shares of Common Stock after the Effective Time of the Reverse Stock Split would have the same voting rights and rights to dividends and distributions and would be identical in all other respects to the Common Stock now authorized. The Common Stock issued pursuant to the Reverse Stock Split would remain fully paid and non-assessable. The Reverse Stock Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. The implementation of the Reverse Stock Split would not affect our periodic reporting obligations under the Exchange Act.

Because the number of shares of our authorized Common Stock would not be reduced by the Reverse Stock Split, the overall effect would be a relative increase in the number of authorized but unissued shares of Common Stock following the Reverse Stock Split. These shares may be issued by our Board in its discretion. If the Reverse Stock Split is implemented, the resulting increase in the authorized but unissued shares of our Common Stock may be used for various purposes without further stockholder approval. These purposes may include raising capital; providing equity incentives to employees, officers, directors or other service providers; in connection with strategic relationships with other companies; expanding the Company’s business or product lines through the acquisition of other businesses or products or otherwise; and other purposes. Any future issuances would have the effect of diluting the percentage of stock ownership and voting rights of the present holders of Common Stock.

While our Board believes it advisable to authorize and approve the Reverse Stock Split for the reasons set forth above, our Board is aware that the relative increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect. Our ability to issue additional shares of our Common Stock could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of Common Stock as a result of the Reverse Stock Split would occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, if implemented, we intend to treat stockholders holding shares of our Common Stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our Common Stock are registered in their names. Brokers, banks or other holders of record would be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our Common Stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our Common Stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your broker, bank or other holder of record.

If the Reverse Stock Split is implemented and you hold registered shares of our Common Stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our Common Stock, a transaction statement would automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Common Stock you hold.

If you hold any of your shares of our Common Stock in certificate form, you would receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-split shares of our Common Stock for a statement of holding. Stockholders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for post-split shares in accordance with the procedures to be set forth in the letter of transmittal if the Reverse Stock Split is implemented. No new post-split share certificates will be issued to you until you have surrendered your outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our Common Stock would be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) unless and until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

The Board reserves the right, notwithstanding stockholder approval of this Proposal 2 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is not in the Company’s best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. Such determination will be based upon factors the Board deems appropriate, including but not limited to the Company’s then current stock price, the existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, requirements and/or guidance of Nasdaq, and the likely effect on the market price of our Common Stock. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware on or before the Company’s 2026 Annual Meeting of Stockholders, the Board will be deemed to have abandoned the Reverse Stock Split.

No Dissenters’ Rights

Under Delaware law, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could alter the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to U.S. Holders that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnerships and other pass through entities (and investors therein)), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, U.S. Holders that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, U.S. Holders who hold shares of our Common Stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and U.S. Holders who acquired shares of our Common Stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan. Furthermore, this summary does not discuss any alternative minimum tax consequences, the special accounting rules under Section 451(b) of the Code or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation or U.S. federal non-income taxation (such as estate and gift taxation). This summary only applies to U.S. Holders that hold shares of our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). The following summary also does not address the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Stock Split (whether or not any such transactions are consummated in connection with the Reverse Stock Split) or the tax consequences to holders of options, warrants or similar rights to acquire our Common Stock.

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our Common Stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our Common Stock, and any members of such an entity, are encouraged to consult their tax advisors.

OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER U.S. FEDERAL TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

Tax Consequences of the Reverse Stock Split

We intend to treat the Reverse Stock Split as a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split so qualifies:

•
a U.S. Holder will not recognize gain or loss on the Reverse Stock Split;
•
the aggregate tax basis of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor (excluding any portion of such basis allocable to a fractional share); and
•
the holding period of the shares of our Common Stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. Holders that acquired shares of our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of tax basis and holding period among Common Stock received pursuant to the Reverse Stock Split.

Our Board of Directors recommends that you vote “FOR”

the APPROVAL OF AN AMENDMENT TO OUR

CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL THREE: RATIFICATION OF APPOINTMENT OF URISH POPECK & CO., LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR 2025 FISCAL YEAR

The Audit Committee has appointed Urish Popeck & Co., LLC (“UPCO”) to serve as our independent registered public accounting firm for our 2025 fiscal year and is soliciting your ratification of that appointment.

The Audit Committee has responsibility for appointing our independent registered public accounting firm and stockholder ratification is not required; however, as a matter of good corporate governance, the Audit Committee is soliciting your vote on this proposal. If the appointment of UPCO is not ratified by the stockholders, the Audit Committee may appoint another independent registered public accounting firm or may decide to maintain its appointment of UPCO. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint a different independent registered public accounting firm.

Representatives of UPCO are expected to be present at the Annual Meeting, to make a statement, if they choose, and to respond to appropriate questions.

Our Audit Committee and Board of Directors unanimously recommend that you vote “FOR” the ratification of the appointment of URISH POPECK & CO., LLC as our independent registered public accounting firm for our 2025 fiscal year.

AUDIT RELATED MATTERS

On August 23, 2023, the Audit Committee appointed Urish Popeck & Co., LLC (“UPCO”) as the Company’s independent public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2023 and to review the Company's quarterly consolidated financial statements beginning with the third quarter of the 2023 fiscal year. M&K CPAS, PLLC (“M&K”) was the Company’s independent registered public accounting firm for the year ended December 31, 2022 and previously served the Company as its independent registered public accounting firm prior to that since inception, until its dismissal on August 23, 2023 by the Audit Committee.

The report of M&K on the consolidated financial statements of the Company for the fiscal year ended December 31, 2023 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended December 31, 2022, and the subsequent interim period through June 30, 2023, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of M&K, would have caused M&K to make reference to the subject matter of such disagreements in connection with its reports on the consolidated financial statements for such fiscal years. During the fiscal year ended December 31, 2022, and the subsequent interim period through June 30, 2023, there were been no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except for the material weaknesses previously disclosed under Item 9A of the Company's 2022 Annual Report on the Form 10-K filed on April 14, 2023 pertaining to its internal controls over its financial statements. The Company authorized M&K to respond fully to inquiries of the successor accountant concerning the material weaknesses.

The Company provided M&K with a copy of the disclosures contained in the Current Report on Form 8-K filed on August 23, 2023 and requested that M&K furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements contained therein and, if not, stating the respects in which it does not agree. A copy of M&K's letter dated August 23, 2023 is attached thereto.

During the fiscal year ended December 31, 2022, and the subsequent interim period through June 30, 2023, neither the Company nor anyone on its behalf consulted with UPCO regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that UPCO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Audit and Non-Audit Fees

The following table presents fees for professional services rendered by UPCO and M&K for the audit of the Company’s annual financial statements for the years ended December 31, 2024 and 2023.

	Years Ended December 31,
	2024	2023
Audit fees(1)	$107,500	$57,925
Audit related fees	-	7,000
Tax fees	-	-
All other fees(2)	10,000	6,500
Total	$57,500	$57,500

(1)
Audit fees were principally for audit services and work performed in the review of the financial statements included in the Company’s quarterly reports on Form 10-Q and the preparation, review and audit of the financial statements included in the Company’s annual report on Form 10-K.
(2)
Support for Form S-1 and S-1/A filings and related services.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee Charter contains provisions regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in the years ended December 31, 2024 and 2023.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the Public Company Accounting Oversight Board’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s financial reporting process. The Audit Committee’s function is more fully described in its charter, which can be found on the Company’s website at www.sowginc.com. The Audit Committee reviews the charter on an annual basis. The Board has determined that each member of the Audit Committee is independent in accordance with the Nasdaq Capital Market’s requirements for independent directors. The Board has also determined that Chris Ludeman qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Management has the primary responsibility for the financial statements and reporting process. The independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion on the fairness of the audited financial statements based on the audit conducted in accordance with the standards of the Public Company Accounting Oversight Board.

In connection with the Audit Committee’s responsibilities set forth in its charter, the Audit Committee has:

Reviewed and discussed the audited financial statements for the year ended December 31, 2024 with management and UPCO, the Company’s independent auditors;

Discussed with UPCO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

Received the written disclosures and the letter from UPCO required by the applicable requirements of the PCAOB regarding UPCO's communications with the audit committee concerning independence, and has discussed with UPCO its independence.

The Audit Committee also considered, as it determined appropriate, tax matters and other areas of financial reporting and the audit process over which the Audit Committee has oversight.

Based on the Audit Committee’s review and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Chris Ludeman, Chairman of the Audit Committee

Edward Shensky, Audit Committee Member

Lyle Berman, Audit Committee Member

PROPOSAL FOUR: Non-binding Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, stockholders are being asked to approve, in a non-binding advisory vote, the compensation of our named executive officers as disclosed pursuant to Item 402 of Regulation S-K. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

The text of the resolution in respect of Proposal 4 is as follows:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the SEC, is hereby APPROVED.”

In considering their vote, stockholders may wish to review the information regarding our compensation, as presented in the Executive Compensation section.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE: ADJOURNMENT OF THE ANNUAL MEETING

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 2 at the time of the Annual Meeting (the “Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Annual Meeting and any reconvened session of the Annual Meeting to a later date or dates and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against Proposal 2 such that the proposal would be defeated, we could adjourn the Annual Meeting without a vote on the approval of Proposal 2 and seek to convince the holders of those shares to change their votes to votes in favor of Proposal 2.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Annual Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies with respect to the approval of Proposal 2 if there are insufficient votes to approve such proposal at the time of the Annual Meeting.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

MANAGEMENT

The following table provides information regarding our executive officers, including their ages, as of the date of filing of this Proxy Statement:

Name	Age	Position
Claudia Goldfarb	50	Chief Executive Officer
Ira Goldfarb	67	Executive Chairman; Chairman of the Board of Directors
Brendon Fischer	47	Interim Chief Financial Officer

Mrs. and Mr. Goldfarb’s biographical information is disclosed above in the section entitled “Proposal One: Election of Directors.”

Brendon Fischer. Brendon Fischer has served as our interim Chief Financial Officer since April 2024 prior to which he served as an internal consultant in the accounting department of the Company beginning in June 2023. Before joining Sow Good in June 2023, Mr. Fischer served as the chief investment officer, managing director, and chief compliance officer of Fischer Capital Management, an investment advisory firm he founded in 2018. From February 2012 to May 2018 he was an assistant investment officer and portfolio manager at Rocky Mountain Advisors, managing a $1.3 billion publicly traded fund formerly known as the Boulder Growth & Income Fund (NYSE: STEW). Prior to these roles, he spent over a decade analyzing and maintaining equity and debt research coverage of public and private companies at H.I.G. WhiteHorse and Ulland Investment Advisors, with an early focus on small cap growth companies. Mr. Fischer holds a B.A. in Economics from Carleton College and a Master of Business Administration from the McCombs School of Business at the University of Texas at Austin. He is also an active CFA charterholder and a member of the Dallas Fort Worth CFA Society.

EXECUTIVE COMPENSATION

Compensation Overview

We currently qualify as a “smaller reporting company” as such term is defined in Rule 405 of the Securities Act and Item 10 of Regulation S-K. Accordingly, and in accordance with relevant SEC rules and guidance, we have elected, with respect to the disclosures required by Item 402 (Executive Compensation) of Regulation S-K, to comply with the disclosure requirements applicable to smaller reporting companies. The following Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

The following Compensation Overview describes the material elements of compensation for our executive officers identified in the Summary Compensation Table (collectively, the “Named Executive Officers”), and executive officers that we may hire in the future. As more fully described below, our Board reviews and recommends policies, practices, and procedures relating to the total direct compensation of our executive officers, including the Named Executive Officers, and the establishment and administration of certain of our employee benefit plans to our Board.

Compensation Program Objectives and Rewards

Our compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, we consider all relevant factors in determining executive compensation, including the competition for talent, our desire to link pay with performance, the use of equity to align executive interests with those of our stockholders, individual contributions, teamwork, and each executive’s total compensation package. We strive to accomplish these objectives by compensating all executives with compensation packages consisting of a combination of competitive base salary and incentive compensation.

The compensation received by our Named Executive Officers is based primarily on the levels at which we can afford to retain them and their responsibilities and individual contributions. Our compensation policy also reflects our strategy of minimizing general and administration expenses and utilizing independent professional consultants. Our Board apply the compensation philosophy and policies described below to determine the compensation of Named Executive Officers.

The primary purpose of the compensation and benefits we consider is to attract, retain, and motivate highly talented individuals who will engage in the behavior necessary to enable us to succeed in our mission, while upholding our values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts which may be awarded to each Named Executive Officer are subject to the annual review of our Board who will make recommendations regarding compensation to our Board. The following is a brief description of the key elements of our planned executive compensation structure.

•
Base salary and benefits are designed to attract and retain employees over time.
•
Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
•
Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure our long-term success as reflected in increases to our stock prices over a period of several years, growth in our profitability and other elements.
•
Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as we compete for talented employees in a marketplace where such protections are commonly offered.

Benchmarking

We have not yet adopted benchmarking but may do so in the future. When making compensation decisions, our Board may compare each element of compensation paid to our Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. Our board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation. Each executive officer’s compensation relative to the benchmark varies based on the scope of responsibility and time in the position. We have not yet formally established our peer group for this purpose.

Executive Compensation Program

For the years ended December 31, 2024 and 2023, the compensation for our named executive officers generally consisted of a base salary and equity bonuses. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success.

Below is a more detailed summary of the current executive compensation program as it relates to our named executive officers.

Base Salaries

Executive officer base salaries are based on job responsibilities and individual contribution. Our Board reviews the base salaries of our executive officers, including our named executive officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Claudia Goldfarb, Ira Goldfarb, Keith Terreri and Brendon Fischer are our only named executive officers that have an employment agreement with us.

On December 15, 2023, the Company entered into an Amended Executive Employment Agreement with Chief Executive Officer and member of the Board Claudia Goldfarb (the “Employment Agreement of Claudia Goldfarb”). The Employment Agreement of Claudia Goldfarb amended and restated Mrs. Goldfarb’s employment agreement with the Company dated, October 1, 2020. The Employment Agreement of Claudia Goldfarb provides that Mrs. Goldfarb will be entitled to receive an annual base salary of $575,000. Additionally, beginning with the fiscal year 2024, Mrs. Goldfarb is entitled to a discretionary cash bonus of up to 100% of her then-current base salary, based on revenue and EBITDA targets set forth in the Employment Agreement of Claudia Goldfarb.

On December 15, 2023, the Company entered into an Amended Executive Employment Agreement with Executive Chairman and Chairman of the Board Ira Goldfarb (the “Employment Agreement of Ira Goldfarb”). The Employment Agreement of Ira Goldfarb amended and restated Mr. Goldfarb’s employment agreement with the Company dated, October 1, 2020. The Employment Agreement of Ira Goldfarb provides that Mr. Goldfarb will be entitled to receive an annual base salary of $625,000. Additionally, beginning with the fiscal year 2024, Mr. Goldfarb is entitled to a discretionary cash bonus of up to 100% of his then-current base salary, based on revenue and EBITDA targets set forth in the Employment Agreement of Ira Goldfarb.

On January 11, 2024, the Board ratified the Employment Agreement entered into on December 1, 2023 with Keith Terreri, the Company’s Chief Financial Officer (“Terreri Employment Agreement”). The Terreri Employment Agreement supersedes Mr. Terreri’s offer letter and includes the previously approved compensation terms as well as restrictive covenants, a release and the severance terms described in more detail below. The Terreri Employment Agreement provides for Mr. Terreri’s entitlement to receive an annual base salary of $270,000 and an annual target bonus opportunity equal to 25% of base salary. Additionally, the Terreri Employment Agreement provides Mr. Terreri’s entitlement to a grant of 27,000 stock options, representing the right to purchase shares of the Company’s common stock, subject to Mr. Terreri’s continuous service to the Company through each vesting date.

On April 15, 2024, the Board authorized and entered into an Employment Agreement with Brendon Fischer, the Company’s Interim Chief Financial Officer. The Employment Agreement provides for Mr. Fischer’s entitlement to receive an annual base salary of $225,000. Additionally, the Employment Agreement provides for Mr.

Fischer’s entitlement to a grant of 22,500 stock options, representing the right to purchase shares of the Company’s common stock, subject to Mr. Fischer’s continuous service to the Company through each vesting date.

Additional factors reviewed by our Board in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the years ended December 31, 2023 and 2024, all executive officer base salary decisions were approved by the Board.

The 2024 annual base salaries for our named executive officers were as follows: (1) $625,000 for Ira Goldfarb, (2) $575,000 for Claudia Goldfarb and (3) $219,231 for Brendon Fischer. The 2023 annual base salaries for our named executive officers were as follows: (1) $165,000 for Ira Goldfarb, (2) $146,250 for Claudia Goldfarb and (3) $11,423 for Keith Terreri, our former chief financial officer.

Incentive Compensation Awards

Other than the awards under our 2012 Plan, 2016 Plan, 2018 Plan and 2020 Plan described below, no bonuses were granted in the year ended December 31, 2024.

In the A&R Employment Agreement of Claudia Goldfarb and the A&R Employment Agreement of Ira Goldfarb, each of Claudia and Ira Goldfarb have bonus targets based on (i) revenue and (ii) Adjusted EBITDA. See “—Base Salaries” for more information regarding their bonus targets. For the year ended December 31, 2023, the Company awarded Claudia Goldfarb a discretionary cash bonus of $125,000 pursuant to the terms of the A&R Employment Agreement of Claudia Goldfarb and the Company awarded Ira Goldfarb a discretionary cash bonus of $125,000 pursuant to the terms of the A&R Employment Agreement of Ira Goldfarb.

We evaluate whether bonuses will be paid each year using the following parameters in justifying and quantifying bonuses for our named executive officers and other officers of the Company: (1) the growth in our revenue, (2) the growth in our earnings before Adjusted EBITDA, and (3) our stock price.

Equity Incentive Awards

2016 Stock Incentive Plan

Effective December 12, 2016, our Board adopted the 2016 Non-Qualified Stock Option Plan (the “2016 Plan”) under which a total of 12,712 shares of our common stock have been reserved for issuance pursuant to the grant and exercise of non-qualified stock options.

2018 Stock Incentive Plan

On March 1, 2018, the Board of the Company approved and adopted the Black Ridge Oil & Gas, Inc. 2018 Management Incentive Plan (the “2018 Plan”) and the form of 2018 Management Incentive Plan Award Agreement (the “2018 Award Agreement”). The purpose of the 2018 Plan is to provide a means by which eligible employees and directors may have the opportunity to be granted awards of the Company’s equity in Black Ridge Acquisition Corp. (“BRAC”).

2020 Stock Incentive Plan

Effective December 5, 2019, as amended September 29, 2020, January 4, 2021 and March 19, 2021 our Board adopted the 2020 Stock Incentive Plan (the “2020 Plan”) under which a total of 814,150 shares of authorized common stock have been reserved for issuance as restricted stock or pursuant to the grant and exercise of stock options. Our 2020 Plan has been approved by a majority of the stockholders of record. We believe the use of stock-based long-term incentive compensation is vital to maintain a competitive position in attracting, retaining and motivating key personnel. The board considers several factors in determining whether awards are granted to an executive officer, including corporate progress towards achieving objectives, individual experience and expertise, subjective factors related to corporate and individual performance, the executive’s position, his or her performance and responsibilities, and the amount of options or other awards, if any, currently held by the officer and their vesting schedule.

Amendment to the 2020 Stock Incentive Plan

On January 8, 2024, our stockholders took action by written consent to ratify the amendment to the 2020 Stock Incentive Plan (the “2020 Plan”) approved by the board of directors of the Company on December 15, 2023. On December 15, 2023, our Board approved an amendment to the 2020 Plan to effect an increase in the number of shares that remain available for issuance under the 2020 Plan by an additional 2,150,000 shares up to an aggregate of 2,964,150 shares available for issuance under the 2020 Plan (the “2020 Plan Amendment”). Before the 2020 Plan Amendment, the number of shares available for issuance under the 2020 Plan would be too limited to effectively operate as an incentive and retention tool for employees, officers, directors, non-employee directors and consultants of the Company and its affiliates (as defined in the 2020 Plan). The 2020 Plan and the approved increase enabled us to continue our policy of equity ownership by employees, officers, directors, non-employee directors and consultants of the Company and its affiliates as an incentive to contribute to the creation of long-term value for our stockholders.

The 2020 Plan enables our Board to provide equity-based incentives through grants of awards to the Company’s present and future employees, directors, consultants and other third-party service providers. The 2020 Plan is generally administered by the Board. Subject to the provisions of the 2020 Plan, the board of directors determines in its discretion the persons to whom and the times at which awards are granted, the sizes of such awards and all of their terms and conditions. The Board has the authority and discretion to determine the terms of awards under the 2020 Plan.

In the event of a change of control as described in the 2020 Plan, the acquiring or successor entity may (i) accelerate the vesting of any or all awards, (ii) assume or substitute all or any awards outstanding under the 2020 Plan or substitute substantially equivalent awards or (iii) cash out any or all outstanding awards.

2024 Stock Incentive Plan

Effective February 15, 2024, the Board adopted the 2024 Stock Incentive Plan (the “2024 Plan”) under which a total of 3,000,000 share of our common stock have been reserved for issuance of Incentive Stock Options, or ISOs, Non-Qualified Stock Options, or NSOs, restricted share awards, stock unit awards, SARs, other stock-based awards, performance-based stock awards, (collectively, “stock awards”) and cash-based awards (stock awards and cash-based awards are collectively referred to as “awards”). ISOs may be granted only to our employees, including officers, and the employees of our parent or subsidiaries. All other awards may be granted to our employees, officers, our non-employee directors, and consultants and the employees and consultants of our subsidiaries, and affiliates. Our 2024 Plan has been approved by stockholder holding a majority of the aggregate issued and outstanding shares of the Company’s voting stock. The 2024 Plan supersedes all prior equity incentive plans an all grants going forward shall be made under the 2024 Plan. The initial aggregate number of shares of the Company’s common stock available for issuance under the 2024 Plan is equal to 3,000,000 shares of common stock including the number of reserved shares not issued or subject to outstanding grants under each of the prior incentive plans as of the effective date.

Health and Welfare Benefits and Perquisites

At this stage of our business, we have benefits that are generally comparable to those offered by other small private and public companies and no prerequisites for our employees. Other than a 401(k) plan, we do not have any other retirement plan for our named executive officers. We may adopt these plans and confer other fringe benefits for our executive officers in the future.

Executive Officer Compensation

The following table sets forth the total compensation paid in all forms to our named executive officers of the Company during the periods indicated:

Summary Compensation Table
Name and Principal Position	Year	Salary	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Ira Goldfarb,(1)	2024	$625,000	$—	$—	$125,000	$—	$—	$750,000
Executive Chairman	2023	$165,000	$—	$6,996,207	$195,462	$—	$—	$7,356,669

Claudia Goldfarb,(2)	2024	$575,000	$—	$—	$125,000	$—	$—	$700,000
Chief Executive Officer	2023	$146,250	$—	$6,296,586	$173,250	$—	$—	$6,616,086

Brendon Fischer,(3)	2024	$219,231	$—	$28,900	$—	$—	$—	$248,131
Interim Chief Financial Officer	2023	$—	$—	$89,600	$—	$—	$—	$89,600

Keith Terreri,(4)	2024	$58,154	$—	$—	$—	$—	$—	$58,154
Former Chief Financial Officer	2023	$11,423	$—	$138,240	$—	$—	$—	$149,663

(1)
Mr. Goldfarb was appointed Executive Chairman of the Board of Directors on October 1, 2020. We have agreed to compensate Mr. Goldfarb a total of $330,000 in cash per year commencing on January 1, 2022, and a total of $625,000 in cash per year commencing on December 15, 2023. On December 15, 2023, we granted Mr. Goldfarb an option to purchase 500,000 shares of common stock at an exercise price of $40.00 per share. The estimated average fair value per share of stock option based on the Monte Carlo Simulation, was $5.84 per share for a total value of $2,918,207. On December 15, 2023, we granted Mr. Goldfarb an option to purchase 500,000 shares of common stock at an exercise price of $9.75 per share. The estimated value using the Black-Scholes Pricing Model, based on an annualized monthly volatility rate of 96.7838% and a call option value of $8.16, was $4,078,000.

(2)
Mrs. Goldfarb was appointed Chief Executive Officer on October 1, 2020. We have agreed to compensate Mrs. Goldfarb a total of $292,500 in cash per year commencing on January 1, 2022, and $575,000 in cash per year commencing on December 15, 2023. On December 15, 2023 we granted Mrs. Goldfarb an option to purchase 450,000 shares of common stock at an exercise price of $40.00 per share. The estimated average fair value per share of stock option based on the Monte Carlo Simulation, was $5.84 per share for a total value of $2,626,386. On December 15, 2023, we granted Mrs. Goldfarb an option to purchase 450,000 shares of common stock at an exercise price of $9.75 per share. The estimated value using the Black-Scholes Pricing Model, based on an annualized monthly volatility rate of 96.7838% and a call option value of $8.16, was $3,670,200.

(3)
Mr. Fischer was appointed Interim Chief Financial Officer on April 15, 2024. The Company agreed to compensate Mr. Fischer a base salary of $225,000. Additionally, the Company provided a grant of to purchase 22,500 shares of common stock, subject to Mr. Fischer’s continuous service to the Company through each vesting date. The estimated value using the Black-Scholes Pricing Model, based on an annualized monthly volatility rate of 96.2% and a call option value of $5.28, was $118,500.

(4)
Mr. Terreri was appointed Chief Financial Officer on November 20, 2023. We have agreed to compensate Mr. Terreri a total of $270,000 in cash per year. On November 13, 2023, we granted Mr. Terreri an option to purchase 27,000 shares of common stock at an exercise price of $6.19 per share, subject to Mr. Terreri's continuous service to the Company through each vesting date. The estimated value using the Black-Scholes Pricing Model, based on an annualized monthly volatility rate of 97.121% and a call option value of $5.11, was $138,240. Effective March 4, 2024, Mr. Terreri resigned from employment with the Company, forfeiting his stock options.

The board of directors of the Company grants equity awards based on performance during regularly scheduled annual performance reviews. The board of directors of the Company has not established policies and practices (whether written or otherwise) regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”) and does not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. The Company does not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Employment Agreements

Other than as described above, we have not entered into any employment agreements with our executive officers to date. We may enter into employment agreements with them in the future.

Outstanding Equity Awards

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our executive officers at December 31, 2024.

Outstanding Option Awards at Fiscal Year-End
	Number of Securities	Number of Securities
	Underlying	Underlying
	Unexercised Options (#)	Unexercised Options (#)		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable		Price	Date
Ira Goldfarb, Executive Chairman	100,000	400,000	(1)	$9.75	December 14, 2033
	—	500,000	(2)	$40.00	December 14, 2033
	75,000	—	(3)	$3.70	January 3, 2031
	9,900	6,600	(4)	$4.00	December 27, 2030
	30,000	20,000	(5)	$5.25	October 1, 2030

Claudia Goldfarb, Chief Executive Officer	90,000	360,000	(1)	$9.75	December 14, 2033
	—	450,000	(2)	$40.00	December 14, 2033
	75,000	—	(3)	$3.70	October 1, 2030
	9,900	6,600	(4)	$4.00	December 27, 2030
	30,000	20,000	(5)	$5.25	October 1, 2030

Brendon Fischer, Interim Chief Financial Officer	—	17,500	(6)	$6.19	December 1, 2033
		5,000	(7)	$7.13	January 30, 2034

Keith Terreri, former Chief Financial Officer	—	—		—	—

(1)
Options granted on December 15, 2023, vest in five equal annual installments on anniversary of grant.
(2)
Options granted on December 15, 2023, vest in full, after 20 consecutive trading days on which the closing prices exceeds $40.00 per share.
(3)
Options granted on January 4, 2021, vests annually over three years.
(4)
Options granted on December 28, 2020, vests 60% on third anniversary, 20% on fourth, and 20% on fifth anniversary.
(5)
Options granted on October 2, 2020, vests 60% on third anniversary, 20% on fourth, and 20% on fifth anniversary.
(6)
Options granted on November 6, 2023, vests 60% on third anniversary, 20% on fourth, and 20% on fifth anniversary.
(7)
Options granted on January 31, 2024, vests 60% on third anniversary, 20% on fourth, and 20% on fifth anniversary.

Option Exercises and Stock Vested

None of our executive officers exercised any stock options or acquired stock through vesting of an equity award during the year ended December 31, 2024.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. Fair value amounts below are computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under generally accepted accounting principles. Total shareholder return has been calculated in a manner consistent with Item 402(v) of Regulation S-K.

The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how we or our Compensation Committee views the link between company performance and our named executive officers’ (“NEO”) pay. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

The “Compensation Actually Paid”, which is presented in the table below, is defined by the SEC and does not reflect amounts actually paid, earned or received by our named executive officers. A significant portion of the “Compensation Actually Paid” amounts shown relate to changes in values of unvested awards over the course of the applicable reporting year. Any unvested awards remain subject to significant risk from forfeiture conditions and possible future declines in value based on changes in our share price. The ultimate values actually realized by our named executive officers from unvested equity awards, if any, cannot be determined until the awards fully vest and are exercised or settled, as the case may be.

Year	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid to PEO ($)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(1)(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(6)	Net Loss ($)
2024	$700,000	$(5,405,004)	$499,066	$(2,913,991)	$90.67	$(3,702,216)
2023	$6,741,086	$7,619,088	$3,753,166	$4,047,723	$402.00	$(3,060,433)
2022	$293,625	$328,380	$3,695,835	$3,756,565	$111.11	$(12,127,068)

(1)
The values reflected in this column reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) set forth in the Company’s most recently filed Form 10-K. See the footnotes to the SCT for further detail regarding the amounts in this column.
(2)
For all years in question, our Principal Executive Officer (“PEO”) was the Company’s Chief Executive Officer, Claudia Goldfarb.
(3)
The following table sets forth the adjustments made in the Pay Versus Performance Table to arrive at compensation “actually paid” to our PEO:

Adjustments to Determine Compensation “Actually Paid” for PEO	Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Column in the SCT	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End	Increase for Fair Value of Awards Granted during the year that Vest during year	Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	Increase /deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation	Total Adjustments
2024	-	-	-	(5,401,026)	(703,978)	-	-	(6,105,004)
2023	(6,296,586)	6,296,586	-	501,229	376,773	-	-	878,002
2022	-	-	-	23,880	10,875	-	-	34,755

(4)
During 2022, 2023 and 2024, our remaining NEOs consisted of Ira Goldfarb (Executive Chairman), Brad Burke (Former Chief Financial Officer), Keith Terreri (Former Chief Financial Officer) and Brendon Fischer (Interim Chief Financial Officer).
(5)
The following table sets forth the adjustments made during 2024, 2023 and 2022 in the Pay Versus Performance Table to arrive at the average compensation “actually paid” to our non-PEO NEOs:

Adjustments to Determine Compensation “Actually Paid” for PEO	Deduction for Amounts Reported under the “Stock Awards” and "Option Awards" Column in the SCT	Increase for Fair Value of Awards Granted during the year that Remain Unvested as of Year End	Increase for Fair Value of Awards Granted during the year that Vest during year	Increase/deduction for Change in Fair Value from prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	Increase /deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	Deduction of Fair Value of Awards Granted Prior to year that were Forfeited or Modified during year	Dollar Value of Dividends or other Earnings Paid on Stock Awards prior to Vesting Date not otherwise included in Total Compensation	Total Adjustments
2024	(14,450)	14,450	-	(3,026,916)	(386,141)	-	-	(3,413,057)
2023	(2,408,016)	2,438,796	-	168,966	125,591	(30,780)	-	294,557
2022	(36,346)	-	27,445	9,165	60,466	-	-	60,730

(6)
Total shareholder return is calculated for each year based on a fixed investment of $100 from the beginning of the earliest year in the table (December 31, 2022) through the end of each applicable year in the table, assuming reinvestment of dividends.

Compensation Actually Paid and Cumulative Total Shareholder Return

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative total stockholder return for the fiscal years ended December 31, 2024, 2023 and 2022. Total stockholder return amounts reported in the graph assume an initial fixed investment of $100 from the beginning of the 2022 fiscal year.

Compensation Actually Paid vs. TSR
Compensation Actually Paid
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
-$5,000,000
-$6,000,000
-$7,000,000
2022
2023
2024
$500
$400
$300
$200
$100
$0
TSR
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Cumulative Total Shareholder Return

Compensation Actually Paid and Net Loss

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2024, 2023 and 2022.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
-$1,000,000
-$2,000,000
-$3,000,000
-$4,000,000
-$5,000,000
-$6,000,000
-$7,000,000
2022
2023
2024
Net Income
$0
($5,000,000)
($10,000,000)
($15,000,000)
($20,000,000)
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEOs
Net Income

Ownership BY Certain Beneficial Owners and Management

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 15, 2025, based on information obtained from the persons named below or as filed with the SEC, with respect to the beneficial ownership of shares of our common stock by: (i) each person who is known by us to own beneficially more than 5% of our common stock; (ii) each director; (iii) each named executive officer; and (iv) all of our directors and executive officers as a group. On April 15, 2025, we had 11,383,060 shares of common stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following April 15, 2025. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, (i) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity, and (ii) the address of each person or entity named in the table is c/o Sow Good Inc., 1440 N Union Bower Rd, Irving, TX 75061.

Name, Title and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Ownership
Ira Goldfarb, Executive Chairman of Board(2)	3,682,017	32.3%
Claudia Goldfarb, Chief Executive Officer, Director (3)	2,545,953	22.4%
Brendon Fischer, Interim Chief Financial Officer	13,000	*
Lyle Berman, Director(4)	1,264,559	11.1%
Chris Ludeman, Director(5)	175,602	1.5%
Joe Mueller, Director(6)	49,722	*
Edward Shensky, Director	59,269	*
All Directors and Executive Officers as a Group (7 persons)	5,707,632	50.1%
Calm Waters Partnership	560,903	4.9%
Benno Fisher(7)	805,643	7.1%

* Represents beneficial ownership of less than 1%.

(1)
Except as pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned. The total number of issued and outstanding shares and the total number of shares owned by each person does not include unexercised warrants and stock options owned by parties other than for whom the calculation is presented, and is calculated as of April 15, 2025.
(2)
Includes 1,620,973 shares held in the name of S-FDF, LLC, which is an entity that Ira owns with his spouse, Claudia Goldfarb, 461,517 shares held in joint tenancy with his spouse, Claudia Goldfarb and 228,200 shares which may be purchased pursuant to stock options exercisable within 60 days of April 15, 2025. Also includes 25,000 shares which are held by IG Union Bower, for which Mr. Goldfarb is the beneficial owner. Also includes 1,040,000 shares held by the Ira Goldfarb Irrevocable Trust, for which Mr. Goldfarb is a trustee and holds a pecuniary interest, and 17,646 shares held by trusts for the children of Mr. Goldfarb, for which Mr. Goldfarb is trustee.
(3)
Includes 1,620,973 shares held in the name of S-FDF, LLC, which is an entity that Claudia owns with her spouse, Ira Goldfarb, 461,517 shares held in joint tenancy with her spouse, Ira Goldfarb and 218,200 shares which may be purchased pursuant to stock options exercisable within 60 days of April 15, 2025.
(4)
Includes 25,484 shares which may be purchased pursuant to stock options exercisable within 60 days of April 15, 2025, and 26,250 shares which may be purchased pursuant to warrants exercisable within 60 days of April 15, 2025. Also includes 686,446 shares held by the Lyle A. Berman Revocable Trust, and 6,749 shares held by Berman Consulting Corporation, in which Mr. Lyle Berman holds a pecuniary interest. Does not include 124,742 shares held by trusts for the children of Mr. Lyle Berman, for which Mr. Gary Raimist is trustee.

(5)
Includes 97,058 shares held by Christopher R. & Lynda M. Ludeman JTWROS. Includes 24,151 shares which may be purchased pursuant to stock options exercisable within 60 days of April 15, 2025.
(6)
Includes 14,490 shares which may be purchased pursuant to stock options exercisable within 60 days of April 15, 2025.
(7)
Includes 175,000 shares held by Ben J. Fischer JTWROS Laree P. Hulshoff JTWROS.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements, including employment, termination of employment and change in control arrangements, discussed in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction since January 1, 2023 and each currently proposed transaction in which:

•
we have been or are to be a participant;
•
the amount involved exceeded or exceeds $120,000; and
•
any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Related Party Transactions

Warrant Exercise Transaction

On April 15, 2024, the Company entered into certain warrant exercise agreements (the “Exercise Agreements”) with each of the existing noteholders of the Company who also own certain of the Company’s warrants (collectively, the “Holders”) (such transaction, the “Warrant Exercise Transaction”). In connection with the Warrant Exercise Transaction, each of the Holders and the Company agreed to amend each of the Holders’ existing promissory notes to reduce the principal amount of the debt owed by the Company by the aggregate amount of the warrant exercise price for each Holder. The net result of the Warrant Exercise Transaction was a reduction in the Company’s debt of $5,299,112.50 and a total issuance by the Company of 2,186,250 shares of common stock.

Debt Financing

On May 11, 2023, the Company received proceeds of $100,000 from Bradley Berman, one of the Company’s directors, on behalf of the Bradley Berman Irrevocable Trust, from the sale of notes and warrants pursuant to an offering to sell up to $1,500,000 of promissory notes and warrants to purchase an aggregate 375,000 shares of the Company’s common stock, exercisable over a ten-year period at a price of $2.50 per share, representing 25,000 warrant shares per $100,000 of notes purchased. The notes mature on May 11, 2024. Interest on the notes accrues at a rate of 8% per annum, payable in cash semi-annually on June 30 and December 31. On April 15, 2024, in connection with the Warrant Exercise Transaction, the promissory note’s aggregate principal amount was reduced to $37,500.

On April 25, 2023, we closed on an offering to sell up to $1,500,000 of promissory notes and warrants to purchase an aggregate 375,000 shares of the Company’s common stock, exercisable over a ten-year period at a price of $2.50 per share, representing 25,000 warrant shares per $100,000 of notes purchased. The notes mature on April 25, 2024. Interest on the notes accrues at a rate of 8% per annum, payable in cash semi-annually on June 30 and December 31. On April 25, 2023, the Company received proceeds of $750,000 and $50,000 from the Company’s Executive Chairman, Mr. Goldfarb, and the Cesar J. Gutierrez Living Trust, as beneficially controlled by the brother of the Company’s CEO, respectively, on the sale of these notes and warrants. On April 15, 2024, in connection with the Warrant Exercise Transaction, the promissory notes’ aggregate principal amount was reduced to $918,750.

On April 11, 2023, warrants to purchase an aggregate 62,500 shares of common stock were issued to a director pursuant to a private placement debt offering in which aggregate proceeds of $250,000 were received in exchange for promissory notes and warrants to purchase an aggregate 62,500 shares of common stock, representing 25,000 warrant shares per $100,000 of promissory notes. The warrants are fully vested and exercisable over a period of 10 years at a price of $2.60 per share. The Company may redeem outstanding warrants prior to their expiration, at a price of $0.01 per share, provided that the volume weighted average sale price per share of Common Stock equals or exceeds $9.00 per share for thirty (30) consecutive trading days ending on the third business day prior to the mailing of notice of such redemption. On April 15, 2024, in connection with the Warrant Exercise Transaction, the promissory note’s aggregate principal amount was reduced to $0.

Private Placement of Common Stock

On March 28, 2024, the Company entered into a stock purchase agreement with multiple accredited investors to sell and issue to the purchasers thereunder, an aggregate of 515,597 shares of the Company’s common stock at a stock price of $7.25 per share. The shares were issued on March 28, 2024. Proceeds to the Company from the sale of shares were approximately $3.7 million. A total of 138,002 of these shares, or proceeds of approximately $1.0 million, were purchased by officers and directors. The Company sold the shares in a private placement exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. Investors in the private placement included Sow Good’s Chief Executive Officer and Executive Chairman, in addition to certain other Sow Good board members and accredited investors. The proceeds were used in funding incremental capital expenditures and general operating expenses.

On November 20, 2023, the Company entered into a stock purchase agreement with multiple accredited investors to sell and issue to the purchasers thereunder, an aggregate of 426,288 shares of the Company’s common stock at a stock price of $6.50 per share. The shares were issued on November 20, 2023. Proceeds to the Company from the sale of shares were approximately $2.8 million. A total of 38,077 of these shares, or proceeds of approximately $247,500, were purchased by officers and directors. The Company sold the shares in a private placement exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. Investors in the private placement included Sow Good’s Chief Executive Officer and Executive Chairman, in addition to certain other Sow Good board members and accredited investors. The proceeds were used in funding incremental capital expenditures and general operating expenses.

On August 30, 2023, the Company entered into a stock purchase agreement with multiple accredited investors to sell and issue to the purchasers thereunder, an aggregate of 735,000 shares of the Company’s common stock at a stock price of $5.00 per share. The shares were issued on August 30, 2023. Proceeds to the Company from the sale of shares were approximately $3.7 million. A total of 210,000 of these shares, or proceeds of approximately $1.1 million, were purchased by officers and directors. The Company sold the shares in a private placement exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(a)(2) thereof. Investors in the private placement included Sow Good’s Chief Executive Officer and Executive Chairman, in addition to certain other Sow Good board members and accredited investors. The proceeds were used in funding incremental capital expenditures and general operating expenses.

Promissory Note Exchanges

On April 28, 2025, the Company entered into an exchange agreement (the “Exchange Agreement”) with Lyle Berman, Claudia Goldfarb and Ira Goldfarb, as holders of the Company’s outstanding promissory notes (the “Outstanding Notes”) with an aggregate principal amount of $2.7 million, maturity dates ranging from April 8, 2025 to August 23, 2025 and interest rates ranging from 6% to 8%. Pursuant to the Exchange Agreement, holders exchanged their Outstanding Notes for new senior convertible promissory notes (the “New Notes”) in an amount equal to $2.8 million, the aggregate principal amount of the Outstanding Notes, plus accrued and unpaid interest thereunder. The New Notes have a maturity date of April 30, 2030 and will pay interest semiannually in arrears on May 1 and November 1 beginning on November 1, 2025. At the Company’s election, interest payable on an interest payment date may be added to the principal amount of the New Note on the applicable interest payment date and will no longer be owed to holders of the New Notes. The New Notes are convertible at the election of the holders, in whole or in part, into shares of common stock based on a price per share equal to the average closing price of such common stock for the five trading days immediately prior to the execution of and entry into the New Notes, with such conversion prices ranging from $0.62 to $0.63. The New Notes are senior in right of payment to all existing and future debt obligations of the Company and will be secured by all existing and future assets of the Company. The New Notes are redeemable by the Company at any time upon ten days’ notice and at the option the holders for the principal amount thereof plus interest, beginning on January 1, 2025. The entry into the Exchange Agreement, and the transactions contemplated therein, including entering into the New Notes, was approved unanimously by the disinterested members of the Company’s board of directors, as well as the disinterested members of the Company’s audit committee, pursuant to the Company’s related party transaction policy.

MISCELLANEOUS

Stockholder Proposals for the 2025 Annual Meeting of Stockholders

In accordance with Rule 14a-8 of the Exchange Act (“Rule 14a-8”), any proposal of a stockholder intended to be included in our proxy statement for the 2026 Annual Meeting must be received by us no later than December 31, 2025, unless the date of our 2026 Annual Meeting of Stockholders is more than 30 days before or after June 13, 2026, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials.

A stockholder nomination of a person for election to our Board or a proposal for consideration at our 2026 Annual Meeting not intended to be included in our proxy statement pursuant to Rule 14a-8 must be submitted in accordance with the advance notice procedures and other requirements set forth in our Bylaws. Pursuant to our Bylaws, if a stockholder wishes to present such a nomination or proposal for consideration at an Annual Meeting, he or she must deliver written notice of the proposal to our Corporate Secretary no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s Annual Meeting. For our 2026 Annual Meeting, this notice must be received no earlier than the close of business on February 13, 2026, and no later than the close of business on March 15, 2026, unless the date of our 2026 Annual Meeting of the Stockholders is more than 30 days before or after June 13, 2026, in which notice by the stockholder must be received by the Company not later than the close of business on the later of (x) the ninetieth day prior to such annual meeting and (y) the tenth day following the day on which public announcement of the date of such meeting is first made.

In order for stockholders to give timely notice of director nominations at our 2026 Annual Meeting for inclusion on a universal proxy card under Rule 14a-19 of the Exchange Act (“Rule 14a-19”), notice must be submitted by the same deadline as disclosed above under the advance notice procedures set forth in our Bylaws and must also include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) of the Exchange Act.

You should also review our Bylaws, which contain additional requirements about advance notice of and procedures for director nominations and stockholder proposals. All nominations and proposals should be sent to our corporate office and directed to our Corporate Secretary, Sow Good Inc., 1440 N Union Bower Road, Irving, TX 75061.

Expenses of Soliciting Proxies

Certain of our officers and employees may solicit proxies by mail, telephone, fax, e-mail or in person and will not receive any additional compensation for such efforts. We will pay all other costs associated with this Proxy Statement and the solicitation of proxies. Upon request, we will reimburse stockbrokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of our common stock.

Householding

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements with respect to two or more shareholders sharing the same address by delivering a single annual report and proxy statement or a single notice of internet availability of proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding”, can reduce the volume of duplicate information received at households. Once a shareholder has consented or receives notice from his or her broker that the broker will be householding materials to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until one or more of the shareholders revokes his or her consent. The Company has adopted householding as a policy.

The Company will deliver promptly upon written or oral request a separate copy of the 2024 Annual Report and this Information Statement to any stockholder at a shared address to which a single copy of either of these documents was delivered. To receive a separate copy of the 2024 Annual Report or this Information Statement, please contact: Sow Good Inc., 1440 N Union Bower Road, Irving, TX 75061.

If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent, or you are a stockholder and are eligible for householding and would like to participate in householding, please contact: Sow Good Inc., 1440 N Union Bower Road, Irving, TX 75061 or call 214-623-6055.

Other Matters

We do not intend to bring before the Annual Meeting any matters other than the proposals specifically described above, and we know of no matters other than those to come before the Annual Meeting. If any other matters properly come before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the recommendation of our management on such matters, including any matters dealing with the conduct of the Annual Meeting.

By Order of the Board of Directors,

/s/ Ira Goldfarb

Ira Goldfarb

Chairman of the Board of Directors

April 30, 2025

Appendix A

to Proxy Statement

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF

SOW GOOD INC.

The undersigned, for purposes of amending the Certificate of Incorporation, as amended (the “Certificate”) of Sow Good Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Company”), does hereby certify as follows:

FIRST: The Certificate of Incorporation of the Company was originally filed with the Secretary of State of the State of Delaware on February 15, 2024 under the name of the Company (the “Certificate of Incorporation”).

SECOND: Article IV, Paragraph A of the Certificate of Incorporation of the Company is amended by adding the following language at the end thereof:

Upon the effectiveness of the Certificate of Amendment to the Certificate of Incorporation of the Company, every three (3) shares of the Company’s issued and outstanding Common Stock, par value $0.001 per share, that are issued and outstanding immediately prior to [DATE] shall, automatically and without any further action on the part of the Company or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock. The split of the outstanding shares of Common Stock shall be referred to as the “Reverse Split.” No fractional interest in a share of Common Stock shall be deliverable upon the Reverse Split. All shares of Common Stock (including fractions thereof) held by a holder immediately prior to the Reverse Split shall be aggregated for purposes of determining whether the Reverse Split would result in the issuance of a fractional share. Any fractional share resulting from such aggregation of Common Stock upon the Reverse Split shall be rounded up and converted to the nearest whole share of Common Stock.

THIRD: The foregoing amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH: Except as herein amended, the Certificate of Incorporation, as amended herein, shall remain in full force and effect.

FIFTH: This Certificate of Amendment, and the amendment to the Certificate of Incorporation contained herein, shall be effective at 5:00 p.m., Eastern Time, on [DATE].

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed by its duly authorized officer on the day of .

SOW GOOD INC.

SOW GOOD

SCAN TO VIEW MATERIALS & VOTE

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72903-P32587

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOW Good Inc

The Board of Directors recommends you vote FOR the following:

1. Election of Directors;

Nominees:	**For**	**Against**	**Abstain**
1a. Ira Goldfarb	☐	☐	☐
1b. Claudia Goldfarb	☐	☐	☐
1c. Joe Mueller	☐	☐	☐
1d. Lyle Berman	☐	☐	☐
1e. Chris Ludeman	☐	☐	☐
1f. Edward Shensky	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
2. Reverse Stock Split;	☐	☐	☐
3. Ratification of Appointment of Urish Popeck & Co., LLC as Our Independent Registered Public Accounting Firm for Our 2025 Fiscal Year;	☐	☐	☐
4. Non-Binding Vote on Executive Compensation;	☐	☐	☐
5. Adjournment of the Annual Meeting	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Logo SOW GOOD SOW GOOD INC 1440 N. UNION BOWER ROAD IRVING, TX 75061 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/SOWG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V72904-P32587

SOW Good Inc
ANNUAL MEETING OF STOCKHOLDERS
June 13, 2025 10:00 am ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Ira Goldfarb and Claudia Goldfarb, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SOW Good Inc that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 am ET, on June 13, 2025, Virtually at www.virtualshareholdermeeting.com/SOWG2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side